UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2007

Commission File Number:  0-21660

PAPA JOHN’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)
2002 Papa Johns Boulevard
Louisville, Kentucky 40299-2334
(Address of principal executive offices)
(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01 Other Events.

On February 22, 2007, Papa John’s International, Inc. issued a press release announcing the appointment of Norborne P. Cole, Jr. to serve as the lead director of the company’s Board of Directors.

The company also announced that its Board of Directors has approved an increase to $675 million in the amount of the company’s common stock that may be repurchased by the company from time to time through December 30, 2007. This represents a $50 million increase in the previously authorized amount.

A copy of the press release announcing these events is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description.
99.1	Papa John’s International, Inc. press release dated February 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.

(Registrant)

Date:	February 26, 2007	/s/ J. David Flanery
J. David Flanery
Senior Vice President and
Chief Financial Officer